EXHIBIT L

                                                              NU CONSOLIDATED
                                                             30% TEST ANALYSIS

                                               Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma   Pro Forma
                                               09/30/00     12/31/01     12/31/02     12/31/03     12/31/04    12/31/05
                                               ---------    ---------    ---------    ---------    ---------   ---------
Capitalization:
  Common stock                                   596,421      596,421      596,421      596,421      596,421     596,421
  Capital surplus, paid in                       741,275      741,275      741,275      741,275      741,275     741,275
  Deferred contribution plan -
    employee stock ownership plan               (118,554)
  Retained earnings                              639,348      639,348      639,348      639,348      639,348     639,348
  Accumulated other comprehensive income           2,699        2,699        2,699        2,699        2,699       2,699
                                               ---------    ---------    ---------    ---------    ---------   ---------
    Total Common Stockholder's Equity          1,861,189    1,979,743    1,979,743    1,979,743    1,979,743   1,979,743

  Preferred stock not subject to
   mandatory redemption                          116,200      116,200      116,200      116,200      116,200     116,200
  Debt
    MIPS                                            -            -            -            -            -           -
    Short-Term Debt                              833,819      833,819      833,819      833,819      833,819     833,819
    Long-Term Debt                             1,735,061    1,735,061    1,735,061    1,735,061    1,736,061   1,736,061
    Rate Reduction Bond Obligation             2,230,242    2,148,563    1,975,957    1,795,646    1,601,465   1,390,332
                                               ---------    ---------    ---------    ---------    ---------   ---------
    Total Capitalization                       6,776,511    6,813,385    6,640,780    6,460,469    6,266,288   6,055,155
                                               =========    =========    =========    =========    =========   =========

Capital Structure With Rate Reduction Bond Obligation:

Total Common Stockholder's Equity                   27.5%        29.1%        29.8%        30.6%        31.6%       32.7%
Total Preferred Stock                                1.7%         1.7%         1.7%         1.8%         1.9%        1.9%
Total Debt (includes Rate Reduction
  Bond Obligation)                                  70.8%        69.2%        68.4%        67.6%        66.6%       65.4%
                                               ---------    ---------    ---------    ---------    ---------   ---------
Totals                                             100.0%       100.0%       100.0%       100.0%       100.0%      100.0%
                                               =========    =========    =========    =========    =========   =========

Annual Rate Reduction Bond Amortization                     $  81,679    $ 172,605    $ 180,311    $ 194,181   $ 211,133
                                                            =========    =========    =========    =========   =========

                                               Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma
                                               12/31/06     12/31/07     12/31/08     12/31/09     12/31/10
                                               ---------    ---------    ---------    ---------    ---------
Capitalization:
  Common stock                                   596,421      596,421      596,421      596,421      596,421
  Capital surplus, paid in                       741,275      741,275      741,275      741,275      741,275
  Deferred contribution plan -
    employee stock ownership plan
  Retained earnings                              639,348      639,348      639,348      639,348      639,348
  Accumulated other comprehensive income           2,699        2,699        2,699        2,699        2,699
                                               ---------    ---------    ---------    ---------    ---------
    Total Common Stockholder's Equity          1,979,743    1,979,743    1,979,743    1,979,743    1,979,743

  Preferred stock not subject to
   mandatory redemption                          116,200      116,200      116,200      116,200      116,200
  Debt
    MIPS                                            -            -            -            -            -
    Short-Term Debt                              833,819      833,819      833,819      833,819      833,819
    Long-Term Debt                             1,735,061    1,735,061    1,735,061    1,735,061    1,735,061
    Rate Reduction Bond Obligation             1,165,328      923,373      662,923      380,899       78,839
                                               ---------    ---------    ---------    ---------    ---------
    Total Capitalization                       5,830,151    5,588,195    5,327,746    5,045,721    4,743,662
                                               =========    =========    =========    =========    =========

Capital Structure With Rate Reduction Bond Obligation:

Total Common Stockholder's Equity                   34.0%        35.4%        37.2%        39.2%        41.7%
Total Preferred Stock                                2.0%         2.1%         2.2%         2.3%         2.4%
Total Debt (includes Rate Reduction
  Bond Obligation)                                  64.0%        62.5%        60.7%        58.5%        55.8%
                                               ---------    ---------    ---------    ---------    ---------
Totals                                             100.0%       100.0%       100.0%       100.0%       100.0%
                                               =========    =========    =========    =========    =========

Annual Rate Reduction Bond Amortization        $ 225,003    $ 241,956    $ 260,449    $ 282,025    $ 302,059
                                               =========    =========    =========    =========    =========


                                                                   Exhibit L

                                                                            CL&P CONSOLIDATED
                                                                            30% TEST ANALYSIS

                                               Pro Forma    Pro Forma    Pro Forma   Pro Forma    Pro Forma   Pro Forma
                                               09/30/00     12/31/01     12/31/02    12/31/03     12/31/04    12/31/05
                                               ---------    ---------    ---------    ---------    ---------   ---------
Capitalization:
  Common stock                                    75,849       75,849       75,849       75,849       75,849      75,849
  Capital surplus, paid in                       312,993      312,993      312,993      312,993      312,993     312,993
  Retained earnings                              247,510      247,510      247,510      247,510      247,510     247,510
  Accumulated other comprehensive income             802          802          802          802          802         802
                                               ---------    ---------    ---------    ---------    ---------   ---------
    Total Common Stockholder's Equity            637,154      637,154      637,154      637,154      637,154     637,154

  Preferred stock not subject to
   mandatory redemption                          116,200      116,200      116,200      116,200      116,200     116,200
  Debt
    MIPS                                            -            -            -            -            -           -
    Short-Term Debt                                 -            -            -            -            -           -
    Long-Term Debt                               813,615      813,615      813,615      813,615      813,615     813,615
    Rate Reduction Bond Obligation             1,550,242    1,493,469    1,373,497    1,248,169    1,113,200     966,448
                                               ---------    ---------    ---------    ---------    ---------   ---------
    Total Capitalization                       3,117,211    3,060,438    2,940,466    2,815,138    2,680,169   2,533,417
                                               =========    =========    =========    =========    =========   =========

Capital Structure With Rate Reduction Bond Obligation:

Total Common Stockholder's Equity                   20.4%        20.8%        21.7%        22.6%        23.8%       25.1%
Total Preferred Stock                                3.7%         3.8%         4.0%         4.1%         4.3%        4.6%
Total Debt (includes Rate Reduction
  Bond Obligation)                                  75.8%        75.4%        74.4%        73.2%        71.9%       70.3%
                                               ---------    ---------    ---------    ---------    ---------   ---------
Totals                                             100.0%       100.0%       100.0%       100.0%       100.0%      100.0%
                                               =========    =========    =========    =========    =========   =========

Annual Rate Reduction Bond Amortization                     $  56,773    $ 119,972    $ 125,328    $ 134,969   $ 146,752
                                                            =========    =========    =========    =========   =========


                                               Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma
                                               12/31/06     12/31/07      12/31/08     12/31/09     12/31/10
                                               ---------    ---------    ---------    ---------    ---------
Capitalization:
  Common stock                                    75,849       75,849       75,849       75,849       75,849
  Capital surplus, paid in                       312,993      312,993      312,993      312,993      312,993
  Retained earnings                              247,510      247,510      247,510      247,510      247,510
  Accumulated other comprehensive income             802          802          802          802          802
                                               ---------    ---------    ---------    ---------    ---------
    Total Common Stockholder's Equity            637,154      637,154      637,154      637,154      637,154

  Preferred stock not subject to
   mandatory redemption                          116,200      116,200      116,200      116,200      116,200
  Debt
    MIPS                                            -            -            -            -            -
    Short-Term Debt                                 -            -            -            -            -
    Long-Term Debt                               813,615      813,615      813,615      813,615      813,615
    Rate Reduction Bond Obligation               810,055      641,880      460,850      264,824       54,872
                                               ---------    ---------    ---------    ---------    ---------
    Total Capitalization                       2,377,024    2,208,849    2,027,819    1,831,793    1,621,841
                                               =========    =========    =========    =========    =========

Capital Structure With Rate Reduction Bond Obligation:

Total Common Stockholder's Equity                   26.8%        28.8%        31.4%        34.8%        39.3%
Total Preferred Stock                                4.9%         5.3%         5.7%         6.3%         7.2%
Total Debt (includes Rate Reduction
  Bond Obligation)                                  68.3%        65.9%        62.8%        58.9%        53.5%
                                               ---------    ---------    ---------    ---------    ---------
Totals                                             100.0%       100.0%       100.0%       100.0%       100.0%
                                               =========    =========    =========    =========    =========

Annual Rate Reduction Bond Amortization        $ 156,393    $ 168,176    $ 181,030    $ 196,026    $ 209,952
                                               =========    =========    =========    =========    =========


                                                                    WMECO
                                                              30% TEST ANALYSIS
                                                                 Exhibit L

                                               Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma   Pro Forma
                                               09/30/00     12/31/01     12/31/02     12/31/03     12/31/04    12/31/05
                                               ---------    ---------    ---------    ---------    ---------   ---------
Capitalization:
  Common stock                                    14,752       14,752       14,752       14,752       14,752      14,752
  Capital surplus, paid in                        72,165       72,165       72,165       72,165       72,165      72,165
  Retained earnings                               61,386       61,386       61,386       61,386       61,386      61,386
  Accumulated other comprehensive income             267          267          267          267          267         267
                                               ---------    ---------    ---------    ---------    ---------   ---------
    Total Common Stockholder's Equity            148,570      148,570      148,570      148,570      148,570     148,570

  Preferred stock not subject to
   mandatory redemption                             -            -            -            -            -           -
  Preferred stock subject to
   mandatory redemption                            1,500        1,500        1,500        1,500        1,500       1,500
  Debt
    Short-Term Debt                              122,348      122,348      122,348      122,348      122,348     122,348
    Long-Term Debt                                98,699       98,699       98,699       98,699       98,699      98,699
    Rate Reduction Bond Obligation               155,000      149,323      137,326      124,793      111,296      96,621
                                               ---------    ---------    ---------    ---------    ---------   ---------
    Total Capitalization                         526,117      520,439      508,442      495,909      482,412     467,737
                                               =========    =========    =========    =========    =========   =========

Capital Structure With Rate Reduction Bond Obligation:

Total Common Stockholder's Equity                   28.2%        28.5%        29.2%        30.0%        30.8%       31.8%
Total Preferred Stock                                0.3%         0.3%         0.3%         0.3%         0.3%        0.3%
Total Debt (includes Rate Reduction
  Bond Obligation)                                  71.5%        71.2%        70.5%        69.7%        68.9%       67.9%
                                               ---------    ---------    ---------    ---------    ---------   ---------
Totals                                             100.0%       100.0%       100.0%       100.0%       100.0%      100.0%
                                               =========    =========    =========    =========    =========   =========

Annual Rate Reduction Bond Amortization                     $   5,677    $  11,997    $  12,533    $  13,497   $  14,675
                                                            =========    =========    =========    =========   =========



                                                                  WMECO
                                                            30% Test Analysis

                                               Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma
                                               12/31/06     12/31/07     12/31/08     12/31/09     12/30/10
                                               ---------    ---------    ---------    ---------    ---------
Capitalization:
  Common stock                                    14,752       14,752       14,752       14,752       14,752
  Capital surplus, paid in                        72,165       72,165       72,165       72,165       72,165
  Retained earnings                               61,386       61,386       61,386       61,386       61,386
  Accumulated other comprehensive income             267          267          267          267          267
                                               ---------    ---------    ---------    ---------    ---------
    Total Common Stockholder's Equity            148,570      148,570      148,570      148,570      148,570

  Preferred stock not subject to
   mandatory redemption                             -            -            -            -            -
  Preferred stock subject to
   mandatory redemption                            1,500        1,500        1,500        1,500        1,500
  Debt
    Short-Term Debt                              122,348      122,348      122,348      122,348      122,348
    Long-Term debt                                98,699       98,699       98,699       98,699       98,699
    Rate Reduction Bond Obligation                80,981       64,164       46,061       26,458        5,463
                                               ---------    ---------    ---------    ---------    ---------
    Total Capitalization                         452,098      435,280      417,177      397,575      376,580
                                               =========    =========    =========    =========    =========

Capital Structure With Rate Reduction Bond Obligation:

Total Common Stockholder's Equity                   32.9%        34.1%        35.6%        37.4%        39.5%
Total Preferred Stock                                0.3%         0.3%         0.4%         0.4%         0.4%
Total Debt (includes Rate Reduction
  Bond Obligation)                                  66.8%        65.5%        64.0%        62.3%        60.1%
                                               ---------    ---------    ---------    ---------    ---------
Totals                                             100.0%       100.0%       100.0%       100.0%       100.0%
                                               =========    =========    =========    =========    =========

Annual Rate Reduction Bond Amortization        $  15,639    $  16,818    $  18,103    $  19,603    $  20,995
                                               =========    =========    =========    =========    =========